UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2008

Heritage-Crystal Clean, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-33987	26-0351454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2175 Point Boulevard, Suite 375, Elgin, IL	60123
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (847) 836-5670

___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 12, 2008 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference, which corrected a previously issued press release by the Registrant on May 1, 2008.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press Release dated May 1, 2008 (previously filed)

    Exhibit 99.2.       Press Release dated May 12, 2008

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heritage-Crystal Clean, Inc. (Registrant)
May 14, 2008 (Date)	/s/ GREGORY RAY Gregory Ray Chief Financial Officer, Vice President, Business Management and Secretary

Exhibit Index
99.2	Press release dated May 12, 2008